                                                                   Exhibit 10.2
                                                                   ------------

                      BRIDGE LOAN, STANDBY STOCK PURCHASE
                         AND DEBT REDUCTION AGREEMENT


     THIS BRIDGE LOAN, STANDBY STOCK PURCHASE AND DEBT REDUCTION AGREEMENT (this "Agreement"), made and entered into as of September 12, 2001, by and among Gensym Corporation, a Delaware corporation (the "Company"), MinnovEX Technologies, Inc., an Ontario corporation ("MinnovEX"), Peng Ong and Mark David (collectively, the "Ong Purchasers") and Lowell H. Hawkinson, Robert A. Degan, Barry R. Gorsun, Theodore G. Johnson, John A. Shane, Thomas E. Swithenbank (collectively, the "Director Purchasers," and together with MinnovEX and the Ong Purchasers, the "Standby Purchasers").

                         W  I  T  N  E  S  S  E  T  H

     WHEREAS, the Company proposes to distribute to holders of record of its common stock (the "Common Stock") and holders of vested options to purchase Common Stock, of record as of the close of business on such date on which the Registration Statement (as defined below) becomes effective (the "Record Date"), transferable rights (the "Rights") to purchase shares of Common Stock with an aggregate offering price of $3,150,000 (the "Shares") at a price per share equal to (i) $0.35 or (ii) such other amount as the Board of Directors of the Company shall in good faith determine and cause to be set forth in the Registration Statement (the "Subscription Price"), by issuing to such holders subscription certificates (the "Subscription Certificates") evidencing 1.25 Rights for (i) each share of Common Stock held as of the Record Date and (ii) each share of Common Stock underlying the vested portion of options to purchase Common Stock held as the Record Date (the "Rights Offering");

     WHEREAS, the Company proposes to offer to sell the Shares on the basis of one Share for each Right granted and properly exercised (the "Basic Subscription Privilege") and in addition, all holders of Rights are entitled, subject to availability and proration as described in the Registration Statement, to purchase Shares not purchased by other stockholders under the Basic Subscription Privilege (the "Oversubscription Privilege");

     WHEREAS, the Company expects to mail the Subscription Certificates together with the Prospectus (as defined below) and related instructions to the record holders of Common Stock and holders of vested options to purchase Common Stock as soon as practicable after the Registration Statement becomes effective (the "Time of Mailing"); and the Rights will expire at 5:00 p.m., New York City time, on the 20th business day following the Time of Mailing, unless extended by the Company (as it may be so extended, the "Expiration Date");

     WHEREAS, on August 24, 2001, the Company filed with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-3 (File No. 333-68252) and a related preliminary prospectus for the registration of the Rights and the Shares under the Securities Act of 1933, as amended (the "1933 Act"); and the Company expects to file such additional amendments thereto and such amended prospectuses as may hereafter be required (such registration statement (as amended, if applicable) and the final prospectus relating to the offering constituting a part thereof (including in each case all documents, if any, incorporated by reference therein), as from time to time amended or supplemented pursuant to the 1933 Act, are hereinafter referred to as the "Registration Statement" and the "Prospectus," respectively);

     WHEREAS, the Standby Purchasers have agreed to lend to the Company an aggregate amount as specified on Schedule 1 hereto, upon the terms and conditions set forth herein; and

     WHEREAS, in order to assure the success of the Rights Offering, the Standby Purchasers are willing to, and hereby do, agree to serve as standby purchasers for a specified amount of Common Stock by mean of the exercise of Basic Subscription Privileges and Oversubscription Privileges by the Standby Purchasers, and the Company has agreed with the Standby Purchasers to sell such Common Stock to the Standby Purchasers, upon the terms and conditions set forth herein.

     NOW, THEREFORE, for and in consideration of the premises and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.  Bridge Loan and Bridge Notes
            ----------------------------

        1.1 Authorization. The Company has authorized the issuance and sale to the Standby Purchasers of secured promissory notes in the form attached hereto as Exhibit A (each, a "Bridge Note" and collectively, the "Bridge Notes") with an aggregate principal amount equal to the sum of (i) the aggregate principal amount set forth under the column entitled "Initial Bridge Closing" on Schedule 1 hereto and (ii) the aggregate principal amount set forth under the column entitled "Second Bridge Closing" on Schedule 1 hereto (the "Total Principal Amount"). The Company has authorized a grant of a security interest as set forth in the security agreement in the form attached hereto as Exhibit B (the "Security Agreement") to secure the obligations of the Company under the Bridge Notes.

        1.2 Sale and Purchase of the Bridge Notes. Upon the terms and conditions contained herein, the Company agrees to sell to each Standby Purchaser, and each Standby Purchaser agrees to purchase from the Company at the Bridge Closings (as defined below), Bridge Notes with an aggregate principal amount as is set forth opposite each Standby Purchaser's name on Schedule 1 hereto, each at a purchase price equal to the principal amount thereof.

        1.3 Bridge Closing. The closing of the sale to and purchase by the Standby Purchasers of the Bridge Notes shall occur at the principal office of the Company as follows:

            (a) Initial Bridge Closing. On or before September 12, 2001 (or such other date as shall be agreed upon by the Company and the Standby Purchasers), the Company shall deliver to each Standby Purchaser or its representative (the "Initial Bridge Closing"):

                    (i) a Bridge Note in the principal amount set forth in the column entitled "Initial Bridge Closing" opposite such Standby Purchaser's name on Schedule 1, issued in the name of such Standby Purchaser, against delivery to the Escrow Agent (as defined below) of payment, by wire transfer in an amount equal to the principal amount of such Bridge Note; and

                    (ii) an execution copy of the Security Agreement, executed by a duly authorized officer of the Company.

            (b) Second Bridge Closing. On or before September 17, 2001 (or such other date as shall be agreed upon by the Company and the Standby Purchasers), the Company shall deliver to each Standby Purchaser or its representative a Bridge Note in the principal amount set forth in the column entitled "Second Bridge Closing" opposite such Standby Purchaser's name on
Schedule 1, issued in the name of such Standby Purchaser, against delivery to the Escrow Agent of payment, by wire transfer in the aggregate amount equal to the principal amount of such Bridge Note (the "Second Bridge Closing" and together with the Initial Bridge Closing, the "Bridge Closings").

        1.4 Escrow of Funds. Payments by the Standby Purchasers for Bridge Notes at each of the Initial Bridge Closing and the Second Bridge Closing will be held in escrow by an escrow agent (the "Escrow Agent") pursuant to the terms of an Escrow Agreement, in the form attached hereto as Exhibit C, until, (A) in the case of the Initial Bridge Closing, the later of (i) September 12, 2001 and
(ii) the payment by each of the Standby Purchasers is equal to or greater than the amount set forth in the column entitled "Initial Bridge Closing" opposite such Standby Purchaser's name and (B) in the case of the Second Bridge Closing, the later of (i) September 17, 2001 and (ii) the payment by each of the Standby Purchasers is equal to or greater than the amount set forth in the column entitled "Second Bridge Closing" opposite such Standby Purchaser's name.

Section 2.  Standby Purchase of Shares
            --------------------------

        2.1 Standby Purchase Commitments.
            ----------------------------

            (a) Subject to the terms, conditions and limitations of this Agreement, each Standby Purchaser hereby agrees to exercise any and all of such Standby Purchaser's Basic Subscription Privilege and Oversubscription Privilege to purchase such number of Shares as have an aggregate Subscription Price equal to the amount set forth in the column entitled "Standby Shares Purchase Commitment" opposite such Standby Purchaser's name on Schedule 1, subject to availability and proration as described in the Registration Statement (as prorated, if applicable, the "Standby Shares"), at the Subscription Price; provided, however, that each Standby Purchaser's obligation under this Section
3.2 shall be conditioned upon the satisfaction of at least one of the following conditions:

                 (i) the Company or its agent shall have received, at or before the Expiration Date, executed Subscription Certificates or notices of guaranteed delivery relating thereto for the subscription for such number of Shares as have an aggregate Subscription Price of at least $600,000 (excluding Subscription Certificates, if any, delivered by Standby Purchasers pursuant to this Agreement); or

                 (ii) the Company shall have entered into a binding agreement relating to the sale of the Company's NetCure product line for an aggregate purchase price of at least $1,250,000.

            (b)  Subject to the satisfaction of the conditions set forth in
Section 2.1(a) above, each Standby Purchaser shall perform such Standby Purchaser's obligations under this Section 2 through the exercise of its Basic Subscription Privilege and Oversubscription Privilege by completing the Subscription Certificate delivered or transferred to such Standby Purchaser in connection with the Rights Offering and delivering a duly executed Subscription Certificate to the subscription agent in accordance with the instructions set forth in the Registration Statement.

        2.2 Pro Rata Allocation of Standby Shares. In the event that the number of Shares validly subscribed for pursuant to the Rights Offering (excluding Shares, if any, subscribed for pursuant to Subscription Certificates or notices of guaranteed delivery relating thereto executed by Standby Purchasers) shall have an aggregate Subscription Price greater than the difference between (i) $3,150,000 and (ii) the sum of (y) the aggregate principal amount set forth under the column entitled "Initial Bridge Closing" on Schedule 1 hereto and (z) the aggregate principal amount set forth under the column entitled "Second Bridge Closing" on Schedule 1 hereto, then:

            (a)  Each of the Standby Purchasers agrees that:

                 (i) the Standby Shares shall be allocated among the Standby Purchasers pro rata based on the amount set forth in the column entitled "Standby Shares Purchase Commitment" opposite each Standby Purchaser's name on Schedule 1; and

                 (ii) the Company and the subscription agent are hereby authorized, empowered and instructed to (y) adjust the exercise of the Basic Subscription Privilege and the Oversubscription Privilege for each Standby Purchaser and (z) transfer Rights among the Standby Purchasers in a manner which will make the contribution of Rights by each as nearly equal as possible to accomplish the pro rata allocation of the Standby Shares among the Standby Purchasers as set forth above.

            (b) Each Standby Purchaser hereby constitutes and appoints the Company as its true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such Standby Purchaser and in such Standby Purchaser's name, place and stead, in any and all capacities, to transfer rights held by such Standby Purchaser among the Standby Purchasers and, if applicable, to accept the transfer of the same to such Standby Purchaser, in such amounts and to the extent required to accomplish the pro rata allocation of the Standby Shares as set forth above, granting to the Company, as attorney-in-fact and agent, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as such Standby Purchaser might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or its substitute, may lawfully do or cause to be done by virtue hereof.

            (c)  The Company agrees:

                 (i) to (x) transfer such number of Rights and (y) execute such Subscription Certificates for and on behalf of the Standby Purchasers, to accomplish the foregoing pro rata allocation of Standby Shares; and

                 (ii) to instruct the subscription agent to allocate the Standby Shares among the Standby Purchasers on such pro rata basis.

        2.3 Manner of Payment for Standby Shares.
            ------------------------------------

            (a) Each of the Standby Purchasers and the Company hereby agree that each Standby Purchaser shall pay for Standby Shares purchased by such Standby Purchaser upon exercise of its Rights and under this Agreement by reducing the outstanding Total Principal Amount, and interest payable thereon, under this Agreement (and reducing the amount owing under the Bridge Notes) by the total Subscription Price otherwise due upon exercise of those Rights by such Standby Purchaser, and to pay cash for Standby Shares purchased by such Standby Purchaser pursuant to the Rights Offering to the extent the aggregate Subscription Price payable by such Standby Purchaser exceeds the aggregate principal amount, and interest payable thereon, of the Bridge Notes held by such Standby Purchaser.

            (b) Each of the Standby Purchasers and the Company hereby further agree that each Director Purchaser shall be entitled to pay for Standby Shares purchased by such Director Purchaser upon exercise of its Rights and under this Agreement by reducing current indebtedness owed by the Company to the Director Purchasers in the amounts set forth on Schedule 1 hereto.

        2.4 Standby Closing.
            ---------------

            (a) Determination of Number of Standby Shares to be Purchased. As soon as practicable following the Expiration Date and promptly following its determination of the number of Shares validly subscribed for pursuant to the Rights Offering, the Company shall notify the Standby Purchaser of the number of Standby Shares to be purchased by each Standby Purchaser pursuant to this Agreement.

            (b) The Standby Closing. Payment of the purchase price for, and delivery of certificates for, the Standby Shares shall be made at the principal office of the Company, or at such other place as shall be agreed upon by the Standby Purchasers and the Company, at 9:00 a.m., New York City time, on the date of the sale of the Shares to subscribing holders of Rights in the Rights Offering (such time and date being referred to as the "Standby Closing Time," the date of the Standby Closing Time being referred to as the "Standby Closing Date" and the consummation of the transaction being referred to as the "Standby Closing").

            (c) Delivery of Certificates. Certificates for the Standby Shares purchased by the Standby Purchasers under this Agreement shall be in such denominations and registered in such names as the Standby Purchasers may specify on the Subscription Certificate(s) executed by the Standby Purchasers in connection with its exercise of their Basic Subscription Privilege and Oversubscription Privilege.

            (d) Manner of Payment for Standby Shares. Each Standby Purchaser shall at the Standby Closing deliver to the Company (i) the original Bridge Notes issued to such Standby Purchaser marked "paid in full," plus (ii) an amount of U.S. Dollars, paid in immediately available funds delivered to the Company by wire transfer, equal to the excess, if any, of (A) the aggregate Subscription Price for the total number of Standby Shares to be purchase by such Standby Purchaser over (B) the aggregate principal amount, and interest payable thereon, of the Bridge Notes held by such Standby Purchaser. If such procedure is necessary, the Company shall give written notice to such Standby Purchaser at least two business days prior to the Standby Closing Time setting forth wiring instructions for the Company's account. Notwithstanding the foregoing, if, pursuant to this Agreement, a Standby Purchaser purchases Standby Shares having an aggregate Subscription Price which is less than the aggregate principal amount, and interest payable thereon, of the Bridge Notes held by such Standby Purchaser, such Standby Purchaser shall at the Standby Closing Time, in lieu of the delivery and payment set forth in the preceding sentence, deliver to the Company a written statement executed by such Standby Purchaser to the effect that the aggregate principal amount, and interest payable thereon, of the Bridge Note held by such Standby Purchaser is thereby reduced by an amount specified therein, which shall be equal to the aggregate Subscription Price for the total number of Standby Shares acquired by such Standby Purchaser in the Rights Offering. Such notice will be attached to and become part of the Bridge Notes held by such Standby Purchaser.

Section 3.  Representations and Warranties
            ------------------------------

        3.1 The Company.  The Company hereby represents and warrants to each
            -----------
Standby Purchaser as follows:

            (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as presently conducted and as proposed to be conducted by it and to enter into and perform this Agreement, the Bridge Notes, the Security Agreement and the Escrow Agreement and to carry out the transactions contemplated thereby.

            (b) The execution and delivery by the Company of this Agreement, the Bridge Notes, the Security Agreement and the Escrow Agreement, and the consummation by the Company of the transactions set forth in Sections 1 and 2 hereof, have been duly authorized by all necessary corporate action on the part of the Company.

            (c) This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, and when executed and delivered by the Company the Bridge Notes, the Security Agreement and the Escrow Agreement will be duly executed and delivered and will constitute a valid and binding obligation of the Company, in each case enforceable against the Company in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally or general principles of equity.

            (d) No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by, or with respect to, the Company in connection with the execution and delivery of this Agreement, the Bridge Notes, the Security Agreement and the Escrow Agreement by the Company or the consummation by the Company of the transactions set forth in Sections 1 and 2 hereof (other than the filing and effectiveness of the Registration Statement).

            (e) The execution and delivery of this Agreement, the Bridge Notes, the Security Agreement and the Escrow Agreement by the Company and the consummation of the transactions set forth in Sections 1 and 2 hereof by the Company do not and will not conflict with, or result in a breach of, any law or regulation of any governmental authority applicable to the Company or any material agreement to which the Company is a party.

            (f)  When issued and paid for in accordance with the provisions of
Section 2 hereof, the Standby Shares sold to each Standby Purchaser pursuant to
Section 2 hereof shall be duly authorized, validly issued, fully paid, nonassessable, and free of any claims or encumbrances.

        3.2 The Standby Purchasers. Each Standby Purchaser hereby represents and warrants with respect to itself to the Company as follows:

            (a) Such Standby Purchaser has all requisite power and authority to enter into this Agreement and to consummate the transactions set forth in Sections 1 and 2 hereof.

            (b) The execution and delivery by it of this Agreement and the Escrow Agreement, and the consummation by such Standby Purchaser of the transactions set forth in Sections 1 and 2 hereof, have been duly authorized by all necessary action on its part.

            (c) This Agreement has been duly executed and delivered by such Standby Purchaser and constitutes a valid and binding obligation of such Standby Purchaser, and when executed and delivered by such Standby Purchaser the Escrow Agreement will be duly executed and delivered and will constitute a valid and binding obligation of such Standby Purchaser, in each case enforceable against such Standby Purchaser in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally or general principles of equity.

            (d) No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by, or with respect to, such Standby Purchaser in connection with the execution and delivery of this Agreement or the Escrow Agreement by such Standby Purchaser or the consummation by such Standby Purchaser of the transactions set forth in Sections 1 and 2 hereof (other than any filings pursuant to Section 16(a) of, or Regulation 13D under, the Securities Exchange Act of 1934, as amended).

            (e) The execution and delivery of this Agreement and the Escrow Agreement by such Standby Purchaser and the consummation by such Standby Purchaser of the transactions set forth in Sections 1 and 2 hereof do not conflict with, or result in a breach of, any law or regulation of any governmental authority applicable to it or, at the time of the Bridge Closings or Standby Closing, any material agreement to which it is a party.

            (f) Such Standby Purchaser is acquiring the Bridge Notes and will acquire the Standby Shares for its own account, not as a nominee or agent, for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and, except as contemplated by this Agreement, such Standby Purchaser has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof. Such Standby Purchaser is an "accredited investor" as defined in Rule 501(a) under the 1933 Act.

            (g) Such Standby Purchaser has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Company.

            (h) Such Standby Purchaser understands that the Bridge Notes have not been registered under the 1933 Act by reason of a specific exemption therefrom, that the Bridge Notes must be held by such Standby Purchaser indefinitely, and that such Standby Purchaser must, therefore, bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the 1933 Act or is exempt from such registration.

            (i) Such Standby Purchaser has carefully reviewed the representations concerning the Company contained in this Agreement, has read the Registration Statement and has made detailed inquiry concerning the Company, its business and its personnel; the officers of the Company have made available to such Standby Purchaser any and all written information which it has requested and have answered to such Standby Purchaser's satisfaction all inquiries made by it; and such Standby Purchaser has sufficient knowledge and experience in finance and business that it is capable of evaluating the risks and merits of its investment in the Company and it is able financially to bear the risks thereof.

            (j) Such Standby Purchaser will have at the times of the Bridge Closings and the Standby Closing readily available funds in an amount sufficient to satisfy its monetary obligations, if any, hereunder.

Section 4.  Covenants
            ---------

        4.1 Board Representation.
            --------------------

            (a) Subject to the review and approval of such designee by the Governance Committee of the Board of Directors, which approval shall not be unreasonably delayed or withheld, (i) MinnovEx shall have the right, at its option and in its sole discretion, to designate one person for election to the Company's Board of Directors (the "MinnovEX Designee") and (ii) the Ong Purchasers, acting together as a single class, shall have the right, at their option and in their sole discretion, to designate one person for election to the Company's Board of Directors (the "Ong Designee").

            (b) MinnovEX and the Ong Purchasers shall notify the Company in writing of the MinnovEX Designee and the Ong Designee, respectively, for election to the Board of Directors at the Standby Closing or at any time within six months thereafter. At the first meeting of the Governance Committee following such notice, the Governance Committee shall review and give consideration to the election of the MinnovEX Designee and the Ong Designee. If the Governance Committee approves either such designee or both, at the first meeting of the Board of Directors thereafter, the Company shall enlarge its Board of Directors by one or two, as the case may be, and elect such designee or designees to fill the vacancy or vacancies thereby created.

            (c) If the Governance Committee does not approve the MinnovEX Designee and/or the Ong Designee for election to the Board of Directors, the Company shall give prompt written notice thereof to MinnovEX and/or the Ong Purchasers, as the case may be, and MinnovEX and/or the Ong Purchasers shall have the right to designate an alternative person or persons for election to the Board of Directors, subject to the review and approval of the Governance Committee as set forth above.

        4.2 Technical Advisory Board.
            ------------------------

            (a) The Company shall create and maintain a technical advisory board for the Company. Members of the advisory board shall not be deemed to be directors of the Company and shall not be subject to any fiduciary or similar duties to the Company solely by virtue of such member's membership on the advisory board (it being understood that directors of the Company may serve as members of the technical advisory board). Each member of the technical advisory board shall be required to execute a confidentiality and non-disclosure agreement with the Company in the form approved by the Board of Directors and (with respect to such agreement required to be signed by the member of the technical advisory board appointed by the Purchaser pursuant to Section 6.2(b)) the Purchaser.

            (b) MinnovEX shall have the right, at its option and in its sole discretion, to appoint one member to the technical advisory board. MinnovEX may, in its discretion, by written notice to the Company, appoint, remove and replace such member appointed by it to the technical advisory board, with or without cause at anytime and from time to time.

        4.3 Fees. The Company agrees to pay, at the Second Bridge Closing, the reasonable legal fees and disbursements of Morse, Barnes-Brown & Pendleton, P.C., special counsel for the Standby Purchasers, in connection with the preparation and negotiation of all of the documents contemplated hereby and the closing of the Initial Bridge Closing and the Second Bridge Closing. The Company also agrees to pay, at the Second Bridge Closing, the reasonable professional fees and disbursements (up to a maximum of $15,000) incurred by legal counsel and professional advisors to MinnovEX, in connection with the preparation and negotiation of all of the documents contemplated hereby and the closing of the Initial Bridge Closing and the Second Bridge Closing.

        4.4 Negotiations Relating to Geographical Rights. The Company and MinnovEX agree to negotiate in good faith regarding the grant of exclusive rights to Purchaser to sell and integrate the Company's products in the South America and Africa (excluding Northern Africa) market regions.

        4.5 Further Assurances. Subject to the terms and conditions of this Agreement, each party hereto will use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary or reasonably desirable to consummate the transactions contemplated by this Agreement.

Section 5.  Bridge Closing Conditions
            -------------------------

        5.1 Conditions to Obligations of Purchaser. The obligations of the Standby Purchasers to consummate its obligations pursuant to Section 1 hereof are subject to the satisfaction of each of the following conditions:

            (a) The execution and delivery of the Amendment to Gensym Value Added Resale Agreement, in the form attached hereby to Exhibit D, by and between the Company and MinnovEX.

            (b) The Company shall have filed, or caused to be filed, in all necessary public offices, the UCC Financing Statements required to be filed to perfect the Standby Purchasers security interest granted pursuant to the Security Agreement.

Section 6.  Standby Closing Conditions
            --------------------------

        6.1 Mutual Conditions. The obligations of the Standby Purchasers, on the one hand, and the Company, on the other hand, to consummate their respective obligations pursuant to Section 2 hereof are subject to the satisfaction each of the following conditions:

            (a) The Registration Statement shall have become effective not later than 5:30 p.m. on October 10, 2001; and at the Expiration Date no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings therefor shall have been initiated or threatened by the Commission.

            (b) Each of the representations and warranties of the other parties hereto contained in this Agreement shall be true and correct in all material respects, at and as of the Expiration Date, with the same force and effect as if given on the Expiration Date.

            (c) The Rights Offering shall have been completed in conformity with all of the requirements related thereto provided in the Registration Statement and the Prospectus and under applicable the rules and regulations of the SEC under the 1933 Act.

Section 7.  Other Provisions
            ----------------

        7.1 Notices. Any notice required to be given hereunder shall be sufficient if in writing and sent by facsimile transmission (with transmission confirmed), by courier service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

     If to the Company, to:        Gensym Corporation
                                   52 Second Street
                                   Burlington, MA  01803
                                   Attention:  Lowell B. Hawkinson

     with a copy to:               Hale and Dorr LLP
                                   60 State Street
                                   Boston, MA  02109
                                   Attention:  John K.P. Stone III, Esq.

If to the Standby Purchasers, to:  Each Standby Purchaser at the address set forth on the signature pages hereto.

     with a copy to:               Morse, Barnes-Brown & Pendleton, P.C.
                                   Reservoir Place
                                   1601 Trapelo Road
                                   Waltham, MA  02451
                                   Attention:  Lea B. Pendleton, Esq.

or to such other address as any party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date so transmitted, personally delivered or mailed.

        7.2 Binding Effect. This Agreement shall inure to the benefit of and be binding upon each Standby Purchaser and the Company and their respective successors, and no other person shall acquire or have any right under or by virtue of this Agreement. No party may assign any of its rights or obligations hereunder to any other person or entity without the prior written consent of the other party. The obligations of each of the Standby Purchasers under this Agreement shall be several and not joint, and no Standby Purchaser shall have any obligation or liability to the Company or any other party hereto for or in respect of the representations, warranties or the performance or non performance of any obligation hereunder by any other Standby Purchaser.

        7.3 Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Massachusetts without regard to conflicts of law principles.

        7.4 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and part of one instrument, and a signature hereto sent by facsimile transmission shall be as binding as delivery of a manually executed counterpart hereof.

        7.5 Entire Agreement. This Agreement shall constitute the entire agreement between the parties hereto, and shall supersede any prior oral or written term sheets or other agreements or understandings concerning the subject matter hereof.

        7.6 Affiliate Status. The parties acknowledge that the Director Purchasers are a affiliates of the Company for purposes of the 1933 Act, and that the ability of the Director Purchasers to resell the Standby Shares purchased by them may be limited by applicable provisions of Rule 144 or other limitations in effect from time to time under the 1933 Act. The Company shall be entitled to imprint on or attach to certificates for Shares delivered to the Director Purchasers the Company's customary legend to the effect that the holder thereof is an affiliate subject to such limitations.


                  [Remainder of Page Left Intentionally Blank]

     IN WITNESS WHEREOF, and intending to be legally bound, each of the parties hereto has executed this Agreement as of and on the date first above written.


                                   THE COMPANY:

                                        GENSYM CORPORATION


                                        By: /s/ Jeffrey A. Weber
                                            -------------------------------
                                            Name:  Jeffrey A. Weber
                                            Title:  Chief Financial Officer


                                   MINNOVEX:

                                        MINNOVEX TECHNOLOGIES, INC.

Address:
                                        By: /s/ Glenn Kosick
                                            --------------------
                                            Name:  Glenn Kosick
                                            Title:  President


                                   THE ONG PURCHASERS



Address:
                                        /s/ Peng T. Ong
                                        ------------------------
                                            Peng T. Ong


Address:                                /s/ Mark David
                                        ------------------------
                                            Mark David

                           (Continued on Next Page)

                                SIGNATURE PAGES
                                      TO
       BRIDGE LOAN, STANDBY STOCK PURCHASE AND DEBT REDUCTION AGREEMENT

                            THE DIRECTOR PURCHASERS



Address:                                /s/ Robert A. Degan
                                        -------------------
                                            Robert A. Degan



Address:                                /s/ Barry R. Gorsun
                                        -------------------
                                            Barry R. Gorsun



Address:                                /s/ Lowell B. Hawkinson
                                        -----------------------
                                            Lowell B. Hawkinson



Address:                                /s/ Theodore G. Johnson
                                        -----------------------
                                            Theodore G. Johnson



Address:                                /s/ John A. Shane
                                        -----------------
                                            John A. Shane



Address:                                /s/ Thomas E. Swithenbank
                                        -------------------------
                                            Thomas E. Swithenbank


                                SIGNATURE PAGES
                                      TO
       BRIDGE LOAN, STANDBY STOCK PURCHASE AND DEBT REDUCTION AGREEMENT

                                   SCHEDULE 1
                                   ----------


                                                  INITIAL BRIDGE          SECOND BRIDGE            STANDBY SHARES
        NAME                                          CLOSING                CLOSING             PURCHASE COMMITMENT
-----------------------------------------         --------------          -------------          -------------------
MinnovEX Technologies, Inc.                          $166,666.66             $166,666.66           $  500,000.00
Peng T. Ong                                           108,333.33              108,333.33              325,000.00
Mark David                                             58,333.34               58,333.34              175,000.00
Lowell B. Hawkinson                                    66,666.67               66,666.67              200,000.00*
Robert A. Degan                                        12,500.00               12,500.00               66,000.00*
Barry R. Gorsun                                        15,000.00               15,000.00               44,000.00*
Theodore G. Johnson                                    50,000.00               50,000.00              150,000.00*
John A. Shane                                          20,000.00               20,000.00               54,000.00*
Thomas E. Swithenbank                                  17,500.00               17,500.00               50,000.00*

         TOTAL:                                      $515,000.00             $515,000.00           $1,564,000.00

_____________
* An aggregate of $106,000.00 of the "Standby Shares Purchase Commitment" of the Director Purchasers is to be paid by the cancellation of current indebtedness owed to the Director Purchasers. The amount the "Standby Shares Purchase Commitment" to be satisfied for each Director Purchaser by the cancellation of current indebtedness is as follows:

     Lowell B. Hawkinson:     $ 9,000
     Robert A. Degan:          41,000
     Barry R. Gorsun           14,000
     Theodore G. Johnson       13,500
     John A. Shane             14,000
     Thomas E. Swithenbank     13,500